Exhibit 99.1

Cardlytics Announces First Quarter 2020 Financial Results
Atlanta, GA – May 11, 2020 – Cardlytics, Inc. (NASDAQ: CDLX), a purchase intelligence platform that makes marketing more relevant and measurable, today announced financial results for the first quarter ended March 31, 2020. Supplemental information is available on the Investor Relations section of the Cardlytics' website at http://ir.cardlytics.com/.
“We delivered solid first quarter results, with billings, revenue and adjusted contribution in the upper half of our prior guidance,” said Scott Grimes, CEO & Co-Founder of Cardlytics. “Our team remains positive about the future and, despite the difficult nature of the COVID-19 crisis for our advertising partners, we have seen encouraging signs in our business.”
“Our key long term priorities of increasing the number of marketers working with us, bringing our solution to new industries, evolving the Cardlytics platform, and continuing to demonstrate operating leverage in our business still remain,” said Lynne Laube, COO & Co-Founder of Cardlytics. “With our clients facing severe swings in spend - both up and down - the value of our purchase intelligence and our ability to reach the right consumers with cash-back rewards is more important than it has ever been.”
First Quarter 2020 Financial Results

•	Revenue was $45.5 million, an increase of 26% year-over-year, compared to $36.0 million in the first quarter of 2019.

•	Billings, a non-GAAP metric, was $67.8 million, an increase of 16% year-over-year, compared to $58.6 million in the first quarter of 2019.

•	Gross profit was $16.0 million, an increase of 16% year-over-year, compared to $13.7 million in the first quarter of 2019.

•	Adjusted contribution, a non-GAAP metric, was $20.4 million, an increase of 16% year-over-year, compared to $17.6 million in the first quarter of 2019.

•
Net loss attributable to common stockholders was $(13.5) million, or $(0.51) per diluted share, based on 26.7 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(6.3) million, or $(0.28) per diluted share, based on 22.5 million weighted-average common shares outstanding in the first quarter of 2019.

•
Non-GAAP net loss was $(7.0) million, or $(0.26) per diluted share, based on 26.7 million weighted-average common shares outstanding, compared to a non-GAAP net loss of $(5.1) million, or $(0.23) per diluted share, based on 22.5 million weighted-average common shares outstanding in the first quarter of 2019.

•	Adjusted EBITDA, a non-GAAP metric, was a loss of $(4.0) million compared to a loss of $(3.2) million in the first quarter of 2019.
“We’re comfortable that our current capitalization and liquidity will provide us the financial flexibility to weather the economic downturn triggered by COVID-19 and continue with some prudent, strategic investments,” said Andy Christiansen, CFO of Cardlytics. “While there’s a lot of near-term uncertainty, we’re focused on achieving our long-term operational and financial goals and remain optimistic about seizing the opportunities in front of us.”
Key Metrics

•	FI MAUs were 140.8 million, an increase of 30%, compared to 108.5 million in the first quarter of 2019.

•	ARPU was $0.32, a decrease of (3)%, compared to $0.33 in the first quarter of 2019.
Definitions of FI MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Earnings Teleconference Information
Cardlytics will discuss its first quarter 2020 financial results during a teleconference today, May 11, 2020, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 5355829. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on May 18, 2020 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 5355829. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) uses purchase intelligence to make marketing more relevant and measurable. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, San Francisco and Visakhapatnam. Learn more at www.cardlytics.com.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to the anticipated impact of COVID-19 on our, business, financial condition and results of operations and our ability to weather the economic downturn triggered by COVID-19 and continue with strategic investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; risks related to our ability to successfully implement Cardlytics Direct for Wells Fargo Bank, National Association (“Wells Fargo”) customers and maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing FIs and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 3, 2020 and in subsequent periodic reports that we file with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended March 31, 2020. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change.  We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted FI Share and other third party costs, non-GAAP loss and non-GAAP loss per share as well as certain other performance metrics, such as FI monthly active users (“FI MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented billings, adjusted contribution, adjusted EBITDA, adjusted FI Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and FI Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of FI Share. We define adjusted contribution as a measures by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our FI partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our FI Share and other third-party costs exclusive of amortization of deferred FI implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income tax benefit; interest income (expense), net; depreciation and amortization expense; stock-based compensation expense; foreign currency loss (gain); amortization of deferred FI implementation costs; and restructuring costs. We define adjusted FI Share and other third-party costs as our FI Share and other third-party costs excluding non-cash equity expense and amortization of deferred FI implementation costs. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency loss (gain); and restructuring costs. Notably, any impacts related to minimum FI Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.
We define FI MAUs as targetable customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our FI partners during a monthly period. We then calculate a monthly average of these FI MAUs for the periods presented. We define ARPU as the total Cardlytics Direct revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of FI MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands)

	March 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$102,174	$104,458
Restricted cash	121	129
Accounts receivable, net	57,668	81,452
Other receivables	4,066	3,908
Prepaid expenses and other assets	6,013	5,783
Total current assets	170,042	195,730
Long-term assets:
Property and equipment, net	13,085	14,290
Right-of-use assets under operating leases, net	9,421	—
Intangible assets, net	404	389
Capitalized software development costs, net	3,789	3,815
Deferred FI implementation costs, net	7,375	8,383
Other long-term assets, net	1,962	1,706
Total assets	$206,078	$224,313
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,146	$1,229
Accrued liabilities:
Accrued compensation	5,023	8,186
Accrued expenses	3,003	6,018
FI Share liability	31,049	41,956
Consumer Incentive liability	14,223	19,861
Deferred revenue	603	1,127
Current operating lease liabilities	3,337	—
Current finance lease liabilities	24	24
Total current liabilities	58,408	78,401
Long-term liabilities:
Deferred liabilities	—	2,632
Long-term operating lease liabilities	9,305	—
Long-term finance lease liabilities	7	13
Total liabilities	67,720	81,046
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 26,547 and 26,824 shares issued and outstanding as of December 31, 2019 and March 31, 2020, respectively.	8	8
Additional paid-in capital	487,903	480,578
Accumulated other comprehensive income	2,609	1,312
Accumulated deficit	(352,162)	(338,631)
Total stockholders’ equity	138,358	143,267
Total liabilities and stockholders’ equity	$206,078	$224,313

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Revenue	$45,509	$35,988
Costs and expenses:
FI Share and other third-party costs	26,138	19,004
Delivery costs	3,406	3,246
Sales and marketing expense	10,968	9,337
Research and development expense	3,851	2,941
General and administration expense	10,744	7,000
Depreciation and amortization expense	2,331	961
Total costs and expenses	57,438	42,489
Operating loss	(11,929)	(6,501)
Other (expense) income:
Interest income (expense), net	284	(304)
Foreign currency (loss) gain	(1,886)	491
Total other (expense) income	(1,602)	187
Loss before income taxes	(13,531)	(6,314)
Net loss	(13,531)	(6,314)
Net loss attributable to common stockholders	$(13,531)	$(6,314)
Net loss per share attributable to common stockholders, basic and diluted	$(0.51)	$(0.28)
Weighted-average common shares outstanding, basic and diluted	26,725	22,503

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2020	2019
Delivery costs	$175	$164
Sales and marketing expense	1,269	707
Research and development expense	603	203
General and administrative expense	2,078	634
Total stock-based compensation expense	$4,125	$1,708

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2020	2019
Operating activities
Net loss	$(13,531)	$(6,314)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt expense	1,477	250
Depreciation and amortization	2,331	961
Amortization of financing costs charged to interest expense	24	27
Amortization of right-of-use assets	879	—
Stock-based compensation expense	4,125	1,708
Other non-cash expense (income), net	1,923	(485)
Amortization of deferred FI implementation costs	1,008	653
Change in operating assets and liabilities:
Accounts receivable	22,149	4,740
Prepaid expenses and other assets	(509)	(1,173)
Recovery of deferred FI implementation costs	—	1,157
Accounts payable	252	(691)
Other accrued expenses	(6,988)	(1,770)
FI Share liability	(10,908)	(4,287)
Customer Incentive liability	(5,638)	3,741
Net cash from used in operating activities	(3,406)	(1,483)
Investing activities
Acquisition of property and equipment	(492)	(1,492)
Acquisition of patents	(23)	—
Capitalized software development costs	(922)	(489)
Net cash used in investing activities	(1,437)	(1,981)
Financing activities
Principal payments of debt	(6)	(5)
Proceeds from issuance of common stock	3,145	173
Debt issuance costs	—	(6)
Net cash provided by financing activities	3,139	162
Effect of exchange rates on cash, cash equivalents and restricted cash	(588)	120
Net decrease in cash, cash equivalents and restricted cash	(2,292)	(3,182)
Cash, cash equivalents, and restricted cash — Beginning of period	104,587	59,870
Cash, cash equivalents, and restricted cash — End of period	$102,295	$56,688

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended March 31,		Change
	2020	2019	$	%
Billings(1)	$67,776	$58,550	$9,226	16%
Consumer Incentives	22,267	22,562	(295)	(1)
Revenue	45,509	35,988	9,521	26
Adjusted FI Share and other third-party costs(1)	25,130	18,351	6,779	37
Adjusted contribution(1)	20,379	17,637	2,742	16
Delivery costs	3,406	3,246	160	5
Amortization of deferred FI implementation costs	1,008	653	355	54
Gross profit	$15,965	$13,738	$2,227	16%

(1)
Billings, adjusted FI Share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings" and "Reconciliation of GAAP Gross Profit to Adjusted Contribution."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2020	2019
Revenue	$45,509	$35,988
Plus:
Consumer Incentives	22,267	22,562
Billings	$67,776	$58,550

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2020	2019
Revenue	$45,509	$35,988
Minus:
FI Share and other third-party costs	26,138	19,004
Delivery costs(1)	3,406	3,246
Gross profit	15,965	13,738
Plus:
Delivery costs(1)	3,406	3,246
Amortization of deferred FI implementation costs(2)	1,008	653
Adjusted contribution	$20,379	$17,637

(1)	Stock-based compensation expense recognized in delivery costs totaled $0.2 million and $0.2 million for the three months ended March 31, 2020 and 2019, respectively.

(2)	Amortization of deferred FI implementation costs are excluded from adjusted FI Share and other third party costs as shown below (in thousands):

	Three Months Ended March 31,
	2020	2019
FI Share and other third-party costs	$26,138	$19,004
Minus:
Amortization of deferred FI implementation costs	1,008	653
Adjusted FI Share and other third-party costs	$25,130	$18,351

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2020	2019
Net loss	$(13,531)	$(6,314)
Plus:
Income tax benefit	—	—
Interest (income) expense, net	(284)	304
Depreciation and amortization expense	2,331	961
Stock-based compensation expense	4,126	1,708
Foreign currency loss (gain)	1,886	(491)
Amortization of deferred FI implementation costs	1,008	653
Restructuring costs	482	—
Adjusted EBITDA	$(3,982)	$(3,179)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Net loss	$(13,531)	$(6,314)
Plus:
Stock-based compensation expense	4,125	1,708
Foreign currency loss (gain)	1,886	(491)
Restructuring costs	482	—
Non-GAAP net loss	$(7,038)	$(5,097)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	26,725	22,503
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.26)	$(0.23)

Contacts:

Public Relations:
ICR
cardlyticspr@icrinc.com

Investor Relations:
William Maina
ICR, Inc.
(646) 277-1236
ir@cardlytics.com